EQUINOX FUNDS TRUST

Equinox EquityHedge U.S. Strategy Fund

Class A Shares: EEHAX

Class I Shares: EEHIX

Class C Shares: EEHCX

Supplement dated September 2, 2014 to the Prospectus and Statement of Additional Information (“SAI”)

dated June 27, 2013 (“SAI”).

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Effective immediately, this Supplement provides the following amended and supplemental information and  supersedes any information to the contrary in the Fund’s Prospectus, Summary Prospectus, and SAI.

Effective August 1, 2014 Equinox Institutional Asset Management, LP, the Fund’s investment adviser (the “Adviser”), agreed to extend the expense limitation agreement in place between the Equinox Funds Trust and the Adviser from July 31, 2015, until at least October 31, 2015.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE